UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 28, 2005 (Date of earliest event reported)
Eden Bioscience Corporation (Exact name of registrant as specified in its charter)

WA (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (IRS Employer Identification Number)

3830 Monte Villa Parkway, Suite 100 (Address of principal executive offices)		98021-7266 (Zip Code)
425-806-7300 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 28, 2005, Eden Bioscience Corporation issued a press release announcing the Company's financial results for the first quarter ended March 31, 2005. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated into any registration statement of other documents filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of Eden Bioscience Corporation dated April 28, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005	EDEN BIOSCIENCE CORPORATION By: /s/ Bradley S. Powell Bradley S. Powell Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Eden Bioscience Corporation dated April 28, 2005